UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2018

Automatic Data Processing, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-5397	22-1467904
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One ADP Boulevard, Roseland, New Jersey 07068
(Address of Principal Executive Offices) (Zip Code)

(973) 974-5000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2018 Omnibus Award Plan

At the November 6, 2018 Annual Meeting of the Stockholders of Automatic Data Processing, Inc. (the “Company”), stockholders approved the 2018 Omnibus Award Plan.  The forms of award agreements the Company intends to use for stock option grants, restricted stock and restricted stock unit awards, and performance stock unit awards under the 2018 Omnibus Award Plan are filed as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Change in Control Severance Plan for Corporate Officers

In addition, on November 6, 2018, the Automatic Data Processing, Inc. Change in Control Severance Plan for Corporate Officers, as amended (the “Plan”), became effective upon stockholder approval of the Company’s 2018 Omnibus Award Plan.  The Plan was amended to conform the change in control threshold contained in the Plan to the same threshold contained in the 2018 Omnibus Award Plan.  The foregoing description is qualified in its entirety by reference to the Plan, which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of the Stockholders was held on November 6, 2018. There were present at the meeting, either in person or by proxy, holders of 377,871,569 shares of common stock. The final tabulation of the voting results for the election of directors and other proposals is set forth below.
Proposal 1 – Election of Directors
The following nominees were elected to the Company’s Board of Directors for the ensuing year. The votes cast for each nominee were as follows:

Nominee	For	Against	Abstained	Broker Non-Votes
Peter Bisson	304,176,078	4,730,595	455,326	68,509,570
Richard T. Clark	306,301,947	2,633,760	426,292	68,509,570
Eric C. Fast	304,021,664	4,918,551	421,784	68,509,570
Linda R. Gooden	308,013,528	945,467	403,004	68,509,570
Michael P. Gregoire	302,052,563	6,834,904	474,532	68,509,570
R. Glenn Hubbard	299,581,104	9,362,509	418,386	68,509,570
John P. Jones	303,078,644	2,745,891	3,537,464	68,509,570
Thomas J. Lynch	303,457,830	5,450,396	453,773	68,509,570
Scott F. Powers	306,297,223	2,588,170	476,606	68,509,570
William J. Ready	304,178,719	4,718,309	464,971	68,509,570
Carlos A. Rodriguez	307,841,888	1,076,050	444,061	68,509,570
Sandra S. Wijnberg	307,883,700	1,071,863	406,436	68,509,570

Proposal 2 – Advisory Vote on Company’s Executive Compensation
The proposal to approve, on an advisory basis, executive compensation of our Named Executive Officers was approved based upon the following vote:
For	Against	Abstained	Broker Non-Votes
300,421,264	7,739,593	1,201,142	68,509,570

Proposal 3 – Approval of the 2018 Omnibus Award Plan
The proposal to approve the 2018 Omnibus Award Plan was approved based upon the following vote:
For	Against	Abstained	Broker Non-Votes
290,652,142	17,374,902	1,334,955	68,509,570

Proposal 4 - Ratify the Appointment of the Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year that began on July 1, 2018 was approved based upon the following vote:

For	Against	Abstained
367,748,602	9,339,197	783,770

Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits.

10.1	Form of Stock Option Grant Agreement under the 2018 Omnibus Award Plan
10.2	Form of Restricted Stock and Restricted Stock Unit Award Agreement under the 2018 Omnibus Award Plan
10.3	Form of Performance Stock Unit Award Agreement under the 2018 Omnibus Award Plan
10.4	Automatic Data Processing, Inc. Change in Control Severance Plan for Corporate Officers, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOMATIC DATA PROCESSING, INC.
(Registrant)

Date: November 13, 2018	By:	/s/ Michael A. Bonarti
		Name:	Michael A. Bonarti
		Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Stock Option Grant Agreement under the 2018 Omnibus Award Plan
10.2	Form of Restricted Stock and Restricted Stock Unit Award Agreement under the 2018 Omnibus Award Plan
10.3	Form of Performance Stock Unit Award Agreement under the 2018 Omnibus Award Plan
10.4	Automatic Data Processing, Inc. Change in Control Severance Plan for Corporate Officers, as amended